AON
Empower  Results"
                                                                                             1108 ABR
  UMR            B110815AOUA1007

MRC FORMAT EXEMPT- CLIENT REQUIREMENT

Risk Details

Unique Market

Reference (UMR)   Exhibit A, D, E and F     B110815AQUA1007
             Exhibit 8, C and G     B110815AQUA1003
Reinsured       Prudential Insurance Company of America, a New Jersey corporation

    Term

A
With respect to Exhibit A only:  This Contract will apply to all losses occurring during the 12-month term extending from 12:01 a.m. local standard time (as set forth in the Company's policies) on May 1, 2015, to 12:01 a.m. local standard time on May 1, 2016, on policies in force as of 12:01 a.m. local standard time on May 1, 2015, or written with effective  dates  during  the  term  of  this  Contract.     At   Contract expiration, the Reinsurers will not be liable for any losses occurring on or after the date of Contract expiration.

B.
With respect to Exhibits B, C, D, E, F and G:  This Contract will apply to all losses occurring on policies written with effective dates during the 12-month term extending from 12:01 a.m. local standard time (as set forth in the Company's policies) on May 1, 2015, to 12:01 a.m. local standard time on May 1, 2016.   At Contract expiration, the Reinsurers will remain liable for all losses under policies in force for one year from the effective date of the facultative coverage.

    Type    Business Travel Accident Special Risk Reinsurance Agreement.

    Limits    As set out in Exhibit A, B, C, D, E, F and G of the Contract Wording.

    Premium   As set out in Exhibit A, B, C, D, E, F and G of the Contract Wording.

    Wording  Contract wording documentation as attached and agreed by Reinsurers. Any amendments to be agreed by Reinsurers unless otherwise determined by the Leading Underwriter. It is also understood that the Risk Details is for informational purposes only and in the event there is a conflict between the Risk Details and the Contract documentation the Contract documentation shall always take precedence.

    Recording Transmitting & Storage Information
Aon Benfield may retain risk and claim data I information I documents electronically, and where this is done these documents shall be regarded with the same Legal effect as the original documents.

    Risk Details
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AON
Empower  Results"
                                                                                             1108 ABR
  UMR            B110815AOUA1007

Business Travel Accident Special Risk Reinsurance Contract Effective: May 1, 2015

entered  into by and between

The Prudential  Insurance  Company  of America a New Jersey corporation and/or any subsidiaries or affiliated companies

(hereinafter referred to collectively  as the "Company")

and

The Subscribing Reinsurer(s) Executing  the Interests and Liabilities Agreement(s) Attached to and Forming Part of this Contract
(hereinafter  referred to collectively  as the "Reinsurers")

The parties hereto agree as hereinbelow, in consideration of the mutual covenants  contained in the following  Articles and attached Exhibits  and upon the terms and conditions  set forth therein:

Article 1 - Coverage

A.
As respects  Exhibits A, D, E, and F attached to and forming part of this Contract, the Company  will cede to the Reinsurers, and the Reinsurers will accept a quota share participation in respect to all applicable  Accidental  Death and Dismemberment benefits provided by policies  classified  by the Company  as set forth below.  Additionally,  as respects Exhibits  B, C and G attached  to and forming part of this Contract,  the Reinsurers will indemnify  the Company  for losses under all applicable Accidental Death and Dismemberment benefits provided  by policies  classified  by the Company  as Business Travel Accident,  Basic Accidental  Death and Dismemberment, and Voluntary  Accidental  Death and Dismemberment, including  business  underwritten on behalf of the Company  by Johnson Rooney  Welch, Inc.

B.
Notwithstanding the above,  the liability of the Reinsurers for losses occurring  under Exhibits A, B, C, D, E, F and G during the 12-month  term of this Contract will not exceed
$160,000,000 in the aggregate. As respects  losses directly or indirectly arising from nuclear, chemical,  or biological acts of terrorism  under Exhibits A, B, C, D, E, F and G during the 12- month term of this Contract,  there will be an aggregate  limit of liability to the Reinsurers of $60,000,000.

C.
It is further understood and agreed that incidental or unknown  war exposure  incurred during the term of this Contract will be subject to Exhibit A and Exhibit G.  As respects  those instances  of known war exposure incurred during the term of this Contract on new policyholders, said exposure  will be subject to Exhibit D for war risks and rated by the Reinsurers.

D.
All reinsurance for which the Reinsurers will be obligated  by virtue of this Contract will be subject to the same terms, conditions, interpretations, waivers, modifications, and alterations as the respective  policies  of the Company to which this Contract  applies, subject always to the terms and conditions  of this Contract.   Nothing herein will in any manner  create any obligations or establish any rights against  the Reinsurers in favor of any third parties or any persons  not parties to this Contract  except as provided  in the Insolvency Article.

Risk Details
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AON
Empower  Results"
                                                                                             1108 ABR
  UMR            B110815AOUA1007

Article 2 -Term

A
With respect to Exhibit A only:  This Contract will apply to all losses occurring during the 12- month term extending from 12:01 a.m. local standard time (as set forth in the Company's policies) on May 1, 2015, to 12:01 a.m. local standard time on May 1, 2016, on policies in force as of 12:01 a.m. local standard time on May 1, 2015, or written with effective dates during the term of this Contract.  At Contract expiration, the Reinsurers will not be liable for any losses occurring on or after the date of Contract expiration.

B.
With respect to Exhibits B, C, D, E, F and G:  This Contract will apply to all losses occurring on policies written with effective dates during the 12-month term extend.lng from 12:01 a.m. local standard time (as set forth in the Company's policies) on May 1, 2015, to 12:01 a.m. local standard time on May 1, 2016.  At Contract expiration, the Reinsurers will remain liable for all losses under policies in force for one year from the effective date of the facultative coverage.

C.
Notwithstanding the expiration of this Contract as hereinabove provided, the provisions of this Contract will continue to apply to all obligations and liabilities of the parties incurred hereunder to the end that all such obligations and liabilities will be fully performed and discharged.

Article 3 -Special Termination

A
The Company, at its sole discretion, may terminate any Reinsurer's participation hereon at any time on a run-off or cut-off basis by giving 30 days prior written notice to said Reinsurer upon the happening of any one of the following circumstances:

1.	The Reinsurer has been assigned a Standard & Poor's rating of less than BBB+ or a Moody's rating of less than Baa3; or

2.	The Reinsurer ceases assuming new and renewal accident and health treaty reinsurance; or

3.	A state insurance department or other legal authority orders the Reinsurer to cease writing business; or

4.
The Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there has been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

5.
The Reinsurer's surplus has been reduced by whichever is greater, either 20.0% of the amount of surplus at the inception of this Contract or 20.0% of the amount at the latest anniversary, or the Reinsurer has lost any part of, or has reduced, its paid-up capital (this subparagraph 5. will not apply to Underwriting Members of Lloyd's, London); or

6.	The Reinsurer has merged with or has become acquired or controlled by any company, corporation, or individual(s) not controlling the Reinsurer's operations previously; or

7.	The Reinsurer has reinsured its entire liability under this Contract without the Company's prior written consent; or

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Empower Results

   UMR                                                                                                                 B110815AQUA1007 1108 ABR

8.	Any uncured material breach of the Confidentiality and Privacy Article.

B.
If said Reinsurer's participation is terminated pursuant to subparagraphs A1.  through A 7. above, then the Company, at its sole discretion, may elect to commute the Reinsurer's liability for losses, including loss expense, whether known or unknown, on policies covered under this Contract.  In the event the Company and the Reinsurer cannot agree upon the capitalized value of the Reinsurer's liability on such policies, the two parties will submit the matter for resolution pursuant to the provisions of the Arbitration Article.

Article 4 -Territory

The territorial scope of this Contract will follow that of the Company's policies.

Article 5 - Exclusions

The exclusions applicable to this Contract will follow the exclusions in the Company's policies. Additionally, this Contract does not apply to and specifically excludes the following:

A       Assumed treaty reinsurance.

    B.  Any amount reimbursed or assessed the Company through its participation in Special Pooled Risk Administrators (SPRA) which arises from claims submitted to SPRA from members other than the Company.

    C.      Travel Card, Charge and Credit Card business

    D.      Airport Coupon and ticket business.
E.       Disability business.

    F.       Medical business (other than accident medical).

    G.Professional Sports business.

H.       Loss, claim or liability as excluded per the Company's policies.

I.American Institute of Certified Public Accountants (AICPA).

J.       Travel Agency business.

    K.       Active duty Armed Forces.

Article 6 -Definitions

The following terms, wherever used in this Contract, will have the meanings set forth herein, and will be deemed to refer to the singular, plural, or otherwise inflected forms of such terms, as the context requires.  These definitions will apply to Exhibits A, B, C, D, E, F and G, unless otherwise indicated.

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Empower Results,;

   UMR                                                                                                                B110815AQUA1007 1108 ABR

A
"Loss" will mean the amount of any benefit, settlement, award, or judgment, including any claim interest, paid by the Company or for which the Company has become liable to pay including 100% of any claims related extra contractual obligations.  All recoveries and subrogations, which are actually recovered, and inuring reinsurance whether recovered or not, will be deducted from the amount of the loss.  Loss will not include loss expense.

B.
"Loss expense," as respects Exhibits A, D, E, and F, will mean all expenses incurred by the Company in the investigation, appraisal, adjustment, litigation and/or defense of claims under policies reinsured hereunder, including court costs, interest accrued prior to and after f;nal judgment, but excluding internal office expenses, salaries, per diem, and other remuneration of regular Company employees.  The Reinsurers will pay their pro rata shares of all loss expense, including a pro rata share of loss expense in addition to their limits of liability as set forth in the Limit of Liability sections of Exhibits A, D, E, and F, and the Reinsurers will benefit pro rata in all subrogations, discounts, and other recoveries.

C.
"Loss expense," as respects Exhibits B, C and G, will mean all expenses incurred by the Company in the investigation, appraisal, adjustment, litigation and/or defense of claims under policies reinsured hereunder, including court costs, interest accrued prior to final judgment if included as part of expense on reinsured policies, and interest accrued after final judgment, but excluding internal office expenses, salaries, per diem, and other remuneration of regular Company employees.  Loss expense will be apportioned between the Company and the Reinsurers in proportion to their respective interests as finally determined in addition to the retentions and limits set forth in Exhibits B, C and G.  However, in the event a verdict or judgment is reduced by an appeal or a settlement subsequent to the entry of the judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the loss expense incurred in securing such final reduction or reversal will be prorated between the Reinsurers and the Company in the proportion that each benefits from such reduction or reversal, and the expenses incurred up to the time of the original verdict or judgment will be prorated in proportion to each party's interest in such verdict or judgment.

D.	"Policies" will mean all policies, binders, contracts, or agreements of insurance or reinsurance, whether written or oral.

Article 7 -Net Retained Liability

The excess of loss layers of this Contract (Exhibits B, C and G) will apply only to that portion of any insurance or reinsurance that the Company retains net for its own account prior to application of the quota share layer (Exhibit A).  Such portion will be used in calculating the amount of loss hereunder as well as the amount in excess of which the excess of loss layers apply. The amount of the Reinsurers' liability hereunder with respect to any loss will not be increased by the inability of the Company to collect from any other reinsurers any amounts that may have become due from them, whether such inability arises from the insolvency of such reinsurers or otherwise.

Article 8 - Extra Contractual Obligations

A
This Contract will cover any loss arising from claims related extra contractual obligations, if subject to all the other terms of this Contract, the Company through written communication, in advance of any action, notifies the Reinsurers of such action.  Recognizing the urgent nature of these communications, the Reinsurers agree to promptly respond.  If a Reinsurer concurs in writing to the actions or decisions proposed by the Company, then that Reinsurer will share in any claims related extra contractual obligations.  If a Reinsurer does not

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Empower Results•

   UMR                                                                                                                 B110815AQUA1007 1108 ABR

respond promptly, it will be deemed as concurrence with the Company's action or decision.
If a Reinsurer does not concur with the Company on the proposed action, said Reinsurer will remit its share of the loss and with that payment the Reinsurer will be released from its liability as respects that claim.  The amount of loss is defined as the amount of benefit claimed and related loss expense as of the date of the request of the consultation.

B.
"Extra contractual obligations" as used in this Contract will mean those liabilities not covered under any other provision of this Contract, which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following:  failure to settle within the policy limit, by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement, in the preparation of the defense, in the trial of any action against the insured or reinsured, or in the preparation or prosecution of an appeal consequent upon such action.

C.
There will be no recovery hereunder for an extra contractual obligation loss that has been incurred due to fraud committed by a member of the board of directors or a corporate officer of the Company, acting individually, collectively, or in collusion with a member of the board of directors, a corporate officer, or a partner of any other corporation, partnership, or organization involved in the defense or settlement of a claim on behalf of the Company.

D.
The date on which any extra contractual obligation is incurred by the Company will be deemed, in all circumstances, to be the date of the original loss.  Nothing in this Article will be construed to create a separate or distinct loss apart from the original covered loss that gave rise to the extra contractual obligations discussed in the preceding paragraphs.  In no event will the total liability of the Reinsurers exceed their applicable limits of liability as set forth in the Limit of Liability sections of Exhibits A, D, E, and F, and the Retention and Limit sections of Exhibits B, C and G.

E.	Savings Clause (Applicable only if the Reinsurer is domiciled in the State of New York): In no event shall coverage be provided to the extent that such coverage is not permitted under New York law.

Article 9 - Reserves and Funding

A.
A Reinsurer will provide funding under the terms of this Article only if the Company will be denied statutory credit for reinsurance ceded to that Reinsurer pursuant to the credit for reinsurance statutes or regulations in any applicable jurisdiction.  In the event any of the provisions of this Article conflict with or otherwise fail to satisfy the requirements of the appropriate credit for reinsurance statutes or regulations, this Article will be deemed amended to conform to the appropriate statutes or regulations; the intent of this Article being that the Company will be permitted to realize full credit for the reinsurance ceded to the Reinsurers under this Contract.

B.
As regards policies issued by the Company coming within the scope of this Contract, the Company agrees that, when it files with the applicable jurisdiction(s) or sets up on its books reserves for policies covered hereunder, which it is required by law to set up, it will forward to the Reinsurers a statement showing the proportion of such reserves applicable to them. For purposes of this Article, "reserves" will consist of:

1.      Loss and loss expense paid by the Company but not recovered from the Reinsurers;

2.       Loss and loss expense reported and outstanding;

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Empower Results"

   UMR                                                                                                                B110815AQUA1007 1108 ABR

       3.   An allowance for incurred but not reported losses as carried by the Company on its books; and

4.       Unearned premium (if applicable).

The Reinsurers hereby agree that they will fund such reserves by:

1.      Cash advances;

2.      Trust agreements;

3.      Escrow accounts for the benefit of the Company;

4.      Letters of credit;

or a combination thereof.  The Reinsurers will have the option of determining the method of funding referred to above, provided it is acceptable to the Company and each applicable regulatory authority.

C.
If a Reinsurer's choice of funding is or includes a letter of credit, it will apply for and secure delivery to the Company of a clean, irrevocable, unconditional letter of credit, dated on or before December 31 of the year in which the request is made, issued by a member of the Federal Reserve System or any other bank approved for use by the NAIC Securities Valuation Office and the Company, containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's proportion of such reserves as shown in the statement prepared by the Company.

D.
Any letter of credit will be issued for a period of not less than one year, and will be automatically extended for one year from its date of expiration or any future expiration date unless 30 days prior to any expiration date the issuing bank notifies the Company by registered mail that the issuing bank elects not to consider the letter of credit extended for any additional period.  An issuing bank, not a member of the Federal Reserve System or not chartered in the state of domicile of the Company, will provide 60 days notice to the Company prior to any expiration in the event of nonextension.

E.
Notwithstanding any other provisions of this Contract, the Company or its court-appointed successor in interest may draw upon and apply any amounts which it may draw against such letter of credit or trust agreement (pursuant to the terms of the agreement under which the letter of credit or trust agreement is held), or any other method of funding that may apply, at any time without diminution because of the insolvency of the Company or of any Reinsurer for one or more of the following purposes only:

1.	To reimburse the Company for the Reinsurer's share of unearned premium (if applicable) on policies reinsured hereunder on account of cancellations of such policies.

2.	To pay the Reinsurer's share or to reimburse the Company for the Reinsurer's share of any loss reinsured by this Contract, which has not been otherwise paid.

3.
To make refund of any sum in excess of the actual amount required to pay the Reinsurer's share of any liability reinsured by this Contract.  As respects funding by trust agreement, only those sums in excess of 102% of the actual amount of the Reinsurer's share of the reserves will be subject to refund.

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Empower Results"

   UMR                                                                                                                B110815AQUA1007 1108 ABR

4.
In the event of nonextension of the letter of credit as provided for above, to establish deposit of the Reinsurer's share of reserves under this Contract.  Such cash deposit will be held in an interest-bearing account separate from the Company's other assets, and interest thereon will accrue to the benefit of the Reinsurer.

5.	To pay the Reinsurer's share of any other amounts the Company claims are due under this Contract.

F.
The issuing bank will have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

G.    At annual intervals, or more frequently as agreed or as required by any regulatory authority, the Company will prepare, for the sole purpose of amending the funding called for in this Article, a specific statement of the Reinsurer's share of reserves under this Contract.  If the statement shows that the Reinsurer's share of such reserves exceeds the balance of funding as of the statement date, the Reinsurer will, within 30 days after receipt of notice of such excess, make an adjustment increasing the amount of such funding by the amount of such difference. If, however, the statement shows that the Reinsurer's share of reserves is less than the balance of funding as of the statement date, the Company will, within 30 days after receipt of written request from the Reinsurer release such excess by making the appropriate adjustment.  Notwithstanding the foregoing, as respects funding by trust agreement, only those sums in excess of 102% of the actual amount of the Reinsurer's share of the reserves will be subject to release, and any increase in the amount of funding by the Reinsurer must bring the total amount of funding to an amount equal to 102% of the actual amount of the Reinsurer's share of the reserves.

Article 10 - Delays, Errors, or Omissions

Any inadvertent delay, error, or omission will not be held to relieve either party hereto from any liability that would attach to it hereunder if such delay, error, or omission had not been made, providing any error or omission will be rectified upon discovery.

Article 11 - Entire Agreement/Amendments

This Contract constitutes the entire agreement between the parties.  This Contract may be altered or amended in any of its terms and conditions by mutual consent of the Company and the Reinsurer by addenda hereto; such addenda will then constitute a part of this Contract.

Article 12 - Access to Records

Provided the Company received prior notice and the Reinsurers execute the Company's standard confidentiality agreement upon request, the Reinsurers or their designated representatives will have the right to inspect at any reasonable time, all records of the Company that pertain in any way to this Contract.

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Empower Results"

   UMR                                                                                                                 B110815AQUA1007 1108 ABR

Article 13- Confidentiality and Privacy

A.
The Company acknowledges that Reinsurers are insurance companies which, pursuant to this Contract, will reinsure certain risks of Company.  To that end, Company will provide certain information concerning the risks in an amount and detail sufficient for Reinsurers to provide reinsurance coverage ("Cession Information").  Company covenants and agrees that such Cession Information will form a part of Reinsurers' records which Reinsurers' must maintain in accordance with the relevant insurance regulations.

B.
The Reinsurers acknowledge that in the course of their engagement by Company, Reinsurers may receive or have access to confidential and proprietary information of Company or third parties with whom Company conducts business.  Such information is defined below and collectively referred to as "Confidential Information."  In recognition of the foregoing, Reinsurers covenant and agree that they:

1.	Will keep and maintain all Confidential Information in strict confidence, using such degree of care as is appropriate to avoid unauthorized use or disclosure;

2.
Will use and disclose Confidential Information solely for the purposes for which such information, or access to it, is provided pursuant to the terms of this Contract, and will not use or disclose such information for Reinsurers' own purposes or for the benefit of anyone other than Company, except as required by applicable law;

3.
Will not, directly or indirectly, disclose Confidential Information to anyone outside Reinsurer, except as noted herein or with Company's prior written consent as permitted under the terms of this Contract; and

4.
Shall, upon the earlier of (i) completion of an engagement or termination of this Contract, or (ii) determination that Reinsurers have no need for Confidential Information, or (iii) at any time Company requests in writing, dispose of all records, electronic or otherwise (except for archival and backup copies and business records required by law to be retained or materials required in connection with arbitration, or with ongoing claims or disputes related to this Contract; provided, however, that all such retained Confidential Information shall remain subject to the confidentiality obligations hereunder) regarding or including any Confidential Information that Reinsurers may then possess or control. Disposal may be achieved, at Company's option, through prompt delivery of the records to Company or destruction pursuant to Reinsurers' written policy governing such destruction and in a manner that renders the records unreadable and undecipherable by any means.   Upon any occurrence of (i) or (ii), or (iii) above, Reinsurers shall promptly certify in writing to Company, in a form reasonably acceptable to Company and executed by an authorized officer of Reinsurers, that all such Confidential Information has been destroyed or returned.

C.
Reinsurers shall be permitted to disclose Confidential Information only to their employees, employees of affiliates, officers, directors, lawyers, accountants, retrocessionaires or auditors  and subcontractors (individually an "Employee" and collectively, "Employees") having a need to know such information in connection with the performance under this Contract.  Reinsurers shall instruct all Employees as to their obligations under this Contract. Reinsurers shall be responsible for all Employees' compliance with the terms of this Contract. If Reinsurers are required by law to disclose Confidential Information, Reinsurers shall, unless prohibited by law, promptly notify Company in writing in advance of such disclosure, and provide Company with copies of any related information so that Company may take appropriate action to protect the Confidential Information.

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D.	Confidential Information includes all business and other proprietary information of Company, written or oral, including without limitation the following:

1.	Information relating to planned or existing businesses or business initiatives; organizational restructuring plans; and actual and projected sales, profits and other financial information;

2.
Information relating to technology, such as computer systems and systems architecture, including, but not limited to, computer hardware, computer software, source code, object code, documentation, methods of processing and operational methods;

3.
Information that describes insurance, annuities and financial services products and strategies, including, but not limited to, actuarial calculations, product designs, product administration and management; tax interpretations, tax positions and treatment of any item for tax purposes;

4.	Confidential information, software and material of third parties with whom Company conducts business;

5.	Information about Company employees and personnel;

6.
Company's policies, procedures and standards, including, without limitation, Company's privacy and/or security policies, rules and practices, as Company may issue, amend, update, revise or otherwise make available to Reinsurers from time to time (collectively, "Company Policies"); and

7.
"Personal Information," which means information provided by or at the direction of Company, or to which access was provided in the course of Reinsurers' performance of the Contract that (i) identifies an individual (by name, signature, address, telephone number or other unique identifier), or (ii) that can be used to authenticate that individual (including, without limitation, passwords or PINs, biometric data, unique identification numbers, answers to security questions, or other personal identifiers).  An individual's social security number, even in isolation, is Personal Information. Company business contact information is not by itself Personal Information.

E.
Notwithstanding the foregoing, Confidential Information does not include information that
(i) is lawfully made available to the general public, (ii) is or becomes generally known to the public not as a result of a disclosure by Reinsurers, (iii) is rightfully in the possession of Reinsurers prior to disclosure by Company, (iv) is received by Reinsurers in good faith and witut restriction from a third party not under a confidentiality obligation to Company and having the right to make such disclosure, (v) is developed by Reinsurers independently of any Confidential Information; or (vi) was approved for disclosure by written permission of Company.  The foregoing exceptions do not apply to the disclosure of Personal Information, which shall not be disclosed without Company's prior written consent unless required by law

F.
The Reinsurers acknowledge that the disclosure of Confidential Information may cause irreparable injury to Company and damages, which may be difficult to ascertain.  Therefore, Company shall, upon a disclosure or threatened disclosure of any Confidential Information, be entitled to injunctive relief, and Reinsurers shall not object to the entry of an injunction or other equitable relief against Reinsurers on the basis of an adequate remedy at law, lack of irreparable harm or any other reason.

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Empower Results

   UMR                                                                                                                 B110815AQUA1007 1108 ABR

G.
The Reinsurers shall notify Company, promptly  and without  unreasonable delay, but in no event more than two (2) business  days of learning  that unauthorized access  to, disclosure of, or breach in the security of Confidential Information may have occurred  or been attempted  (a "Security  Incident").   Thereafter,  Reinsurer  shall, at its own cost and expense:

1.	Promptly furnish to Company full details of the Security Incident;

2.
Reasonably assist and cooperate  fully with Company  in Company's investigation of Reinsurers, Employees or third parties  related to the Security Incident,  including  but not limited to providing  Company  with physical access to the facilities and operations affected, facilitating  interviews  with Employees  and others involved  in the matter,  and making  available  all relevant  records,  logs, files, and data;

3.	Reasonably cooperate with Company in any litigation or other formal action against third parties deemed necessary by Company to protect its rights; and

4.	Promptly use its best efforts to prevent a recurrence of any such Security Incident.

H.
In addition to the foregoing,  Reinsurers agree that in the event of a Security Incident,Company  shall have the sole right to determine  (i) whether  notice is to be provided  to any individuals, regulators, law enforcement agencies, consumer  reporting  agencies, or others as required by law or regulation, or in Company's discretion; and (ii) the contents  of such notice,  whether any type of reasonable remediation may be offered to affected persons,  and the nature and extent of any such remediation.  Any such notice or reasonable remediation shall be at Reinsurers' sole cost and expense.

I.
Reinsurers certify that their treatment  of Personal Information is in compliance with applicable laws and/or regulations with respect  to privacy and data security and that they have implemented and currently  maintain  an effective  information  security program  that includes  administrative, technical,  and physical safeguards to (i) ensure the security and confidentiality of Personal Information; (ii) to protect against  any anticipated threats or hazards to the security  or integrity  of such Personal Information; and (iii) to protect against unauthorized access to, destruction, modification, disclosure or use of Personal Information which could result in substantial harm or inconvenience to Company,  or to any person  who may be identified  by such Personal Information. A Reinsurer shall immediately  notify Company  if it is in material breach  of this Section.   At Company's request, Reinsurers agree to certify in writing to Company, their compliance with the terms of this Section.

Article 14 -Insolvency

A
In the event of a receivership, the reinsurance recoverables due under this Contract  will be payable  by the Reinsurers directly to the receiver,  after reasonable provision  for verification, on the basis of claims  allowed  against the insolvent Company by any court of competent jurisdiction  having authority  to allow such claims or allowed  by the receiver  as a result of the conclusion of the claim filing, approval,  and appeal process before the receiver.   Regardless of any provision in this Contract  or other agreement to the contrary,  payment  will be made without diminution  because  of such insolvency or because  the receiver  has failed to pay all or a portion of any claims.

B.
The receiver  of the Company will give or arrange  to give to the Reinsurers, written notice of the pendency of a claim against  the Company, within a reasonable period of time after the initiation of the receivership.  Failure to give such notice will not excuse  the obligation  of the Reinsurers unless they are substantially prejudiced thereby.  The Reinsurers may interpose,

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   UMR                                                                                                              B110815AQUA1007 1108 ABR

at their own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which they may deem available to the Company or its receiver.  The reasonable expense thus incurred by the Reinsurers will be payable, subject to court approval, out of the estate of the insolvent Company as part of the expense of the receivership to the extent of a proportionate share of the benefit which may accrue to the Company in receivership, solely as a result of the defense undertaken by the Reinsurers.

C.
Payments by the Reinsurers will be made directly to the receiver of the Company except where this Contract or the contract of insurance specifically provides another payee for such reinsurance in the event of the insolvency of the Company.

Article 15 -Governing  Law

This Contract will be governed by and construed in accordance with the laws of the State of New

Jersey.

Article 16 - Arbitration

A.
As a condition precedent to any right of action under this Contract, any dispute (whether during the currency of this Contract or after expiration or termination of this Contract) between the Company and the Reinsurer arising out of or in connection with this Contract, including its formation or actual validity, will be submitted to the decision of a board of arbitration (hereinafter called the "board") composed of two arbitrators and an umpire meeting at a site in Newark, New Jersey unless some other site is mutually agreed by the parties.  The members of the board will be impartial and disinterested, active or former executive officers of life or reinsurance companies or Underwriters at Lloyd's, London.

B.
To the extent not otherwise mutually agreed or provided for in this Article, the procedures and rules applicable to arbitration under the laws of New Jersey, as from time to time set forth, will govern the procedures of the arbitration.  All time limitations stated in this Article may be amended by mutual consent of the parties, and will be amended automatically to the extent made necessary by any circumstances beyond the control of the parties.

C.
All notices in connection with the arbitration will be in writing and sent certified or registered mail, return receipt requested.  The claimant's notice demanding arbitration will reference this Article, will state in particulars all issues to be resolved in its view, and will name the arbitrator appointed by it.  Within 30 days of receipt of the claimant's notice, the respondent will notify the claimant of any additional issues to be resolved in the arbitration and of the name of its appointed arbitrator.

D.
If the respondent fails to appoint its arbitrator within 30 days after having received the claimant's notice demanding arbitration, the claimant is authorized to and will appoint the second arbitrator and will notify the respondent of the name of the arbitrator appointed for it. The two arbitrators will appoint an umpire before instituting the hearing.  If the two arbitrators fail to agree upon the appointment of an umpire within 30 days after notification of the appointment of the second arbitrator, within 10 days thereafter the claimant will apply to the American Arbitration Association to appoint an umpire.  Notwithstanding the appointment of the umpire by the American Arbitration Association, the arbitration proceedings will not be governed by the American Arbitration Association's commercial arbitration rules, but will be governed by the rules as set out in this Article.  The board will notify the claimant and the respondent of the umpire's identity within 10 days of the umpire's appointment.

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   UMR                                                                                                                B110815AOUA1007                                                    1108 ABR

E.
The arbitration  hearing will commence within 60 days of the appointment  of the umpire. Within 30 days of the date of notice of appointment of the umpire,  the claimant  and respondent will each submit initial briefs to the board outlining the issues in dispute and the basis and reasons  for their respective  positions.   Within 10 days after filing of the initial briefs the claimant  and the respondent may submit reply briefs.  Initial and reply briefs may be amended  by the submitting  party at any time, but not later than 10 days prior to the date of commencement of the arbitration  hearing.  Reasonable responses  will be allowed  at the hearing  to new material contained  in any amendments filed to the briefs but not previously addressed.

F.
Subject to customary  and recognized legal rules of privilege,  each party will have the obligation  to produce  as witnesses  to the arbitration such of its employees or those of its affiliates as the other party may request,  and any documents that the other party may request, providing  always that those witnesses and documents be relevant to the issues before the arbitration  and provided  further that the parties may mutually agree as to further discovery  prior to the arbitration.   The board may, at its discretion,  request  and consider underwriting and placement information provided  by the Company  to the Reinsurer,  as well as any correspondence exchanged by the parties that is related to this Contract.   Upon the petition  of either the claimant  or the respondent,  the umpire will be the final judge of rules of privilege  and as to relevancy  of any witnesses  and documents.

G.
The board will conduct  the hearing  and make its award with regard to the terms expressed in this Contract, the original intentions  of the parties to the extent reasonably ascertainable, and the custom  and usage of the accident  and health insurance  and reinsurance business. At the hearing,  evidence  will be allowed but the formal rules of evidence  will not apply; cross examination  and rebuttal will be allowed.  Within 20 days of the close of the hearing,  at their own election or at the request of the board,  the claimant  and the respondent may submit post-hearing briefs to be considered by the board before making its decision.

H.
The board will make its award within 30 days following  the close of the hearing or the submission of post-hearing briefs, whichever is later.  The decision  by the majority of the members  of the board will be in writing and will be final and binding  upon the parties.  The board is empowered to grant interim relief, as it may deem appropriate.   Either the claimant or the respondent may apply to the United States District Court in the Company's  state of domicile  for an order confirming the award;  a judgment  of such court will thereupon  be entered on the award.  If such an order is issued,  the party against  whom confirmation is sought will pay the attorneys' fees and court costs the applying  party incurs in pursuing  the order.

I.
The claimant  and the respondent will each bear the expense  of the arbitrator appointed  by or for it and will jointly and equally  bear the expense of the umpire and any stenographer requested.   The remaining costs of the arbitration  proceedings will be allocated  by the board.

Article 17 - Severability

If any provision  of this Contract will be rendered  illegal or unenforceable by the laws, regulations or public policy of any state, such provision  will be considered void in such state, but this will not affect the validity or enforceability of any other provision  of this Contract or the enforceability of such provision  in any other jurisdiction.

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   UMR                                                                                                                B110815AQUA1007                                                       1108 ABR

Article 18- Taxes

The Company will pay all taxes (except Federal Excise Tax) on premiums reported to the Reinsurers on this Contract.

Article 19- Federal Excise Tax

A.
The Reinsurers will allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B.
In the event of any return of premium, the Reinsurers will deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent will recover such tax from the United States Government.

C.
As respects premiums ceded to the Reinsurers under this Contract, the Reinsurers agree to comply with United States Internal Revenue Service Revenue Ruling 2008-15 (or any modification thereof) and agree to indemnify the Company for any liability, expense, interest or penalty it may incur by reason of the Reinsurers' breach of this Article.

Article 20 - Foreign Account Tax Compliance Act

A.
To the extent any Reinsurer is subject to the deduction and withholding of premium payable hereon as set forth in the Foreign Account Tax Compliance Act (Sections 1471-1474 of the Internal Revenue Code), said Reinsurer will allow such deduction and withholding from the premium payable under this Contract.

B.
In the event of any return of premium becoming due hereunder, the return premium will be determined and paid in full without regard to any amounts deducted or withheld under paragraph A. of this Article. In the event the Company or its agent recovers such premium deductions and withholdings on the return premium from the United States Government, the Company or its agent will reimburse the Reinsurer for such amounts.

Article 21 - Currency

All limits and retentions hereunder are expressed in United States currency, and all payments hereunder will be made in that currency.  For the purposes of this Contract, amounts paid or received by the Company in currencies other than United States currency will be converted into United States Dollars at the actual rates of exchange at which they are entered in the Company's books.

Article 22 -Service of Suit

(This Article applies to Reinsurers domiciled outside the United States of America and/or unauthorized in any state, territory, or district of the United States of America that has jurisdiction over the Company and in which a subject suit has been instituted.  This Article is not intended to conflict with or override the parties' obligation to arbitrate their disputes in accordance with the Arbitration Article.)

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A.
The Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Commissioner of Banking and Insurance, or his or her successor or successors in office, for the State of New Jersey, as its true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

B.
In the event of the failure of any Reinsurer hereon to pay any amount claimed to be due hereunder, such Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States.  Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's right to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.  The Reinsurer, once the appropriate court is accepted by the Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, will comply with all requirements necessary to give said court jurisdiction.  In any suit instituted against it upon this Contract, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

Article 23 -Compliance

The Company and the Reinsurers each represent that to the best of their knowledge and belief they are, and will use their best efforts to continue to be, in substantial compliance in all material respects with all laws, regulations, and judicial and administrative orders applicable to the business reinsured under this Contract (collectively, the "Law").  This includes the maintenance of an effective anti-money laundering policy to the extent the Company is required to have such a policy in place.  Neither the Company nor the Reinsurers will be required to take any action under this Contract that would result in either being in violation of the Law, which for purposes of companies subject to U.S. regulation, including the Reinsurers, will include requirements enforced by the U.S. Treasury Department Office of Foreign Asset Control.  The Company and

the Reinsurers acknowledge and agree that a claim under this Contract is not payable if payment would cause the Reinsurers to be in violation of the Law.  Should either of the parties discover a reinsurance payment has been made in violation of the Law, such party will notify the other parties and all parties will cooperate in order to take all necessary corrective actions.  The Company will return the reinsurance payment to the Reinsurer to the extent, and at such time, as permitted by Law.

Article 24 - Notices and Contract Execution

A.
Whenever a notice, statement, report or any other written communication is required by this Contract, unless otherwise specified, such notice, statement, report or other written communication may be transmitted by certified or registered mail, nationally or internationally recognized express delivery service, personal delivery, electronic mail, or facsimile. With the exception of notices of termination, first class mail is also acceptable.

B.	The use of any of the following will constitute a valid execution of this Contract or any amendments thereto:

1.      Paper documents with an original ink signature;

2.      Facsimile or electronic copies of paper documents showing an original ink signature;
and/or

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   UMR                                                                                                                B110815AQUA1007                                                     1108 ABR

       3. Electronic records with an electronic signature made via an electronic agent.  For the purposes of this Contract, the terms "electronic record," "electronic signature" and "electronic agent" will have the meanings set  forth in the Electronic Signatures in Global and National Commerce Act of 2000 or any amendments thereto.

C.	This Contract may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together constitute one and the same instrument.

Article 25 -Intermediary

Aon Benfield Inc., or one of its affiliated corporations duly licensed as a reinsurance intermediary, is hereby recognized as the Intermediary negotiating this Contract for all business hereunder.  All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss expenses, salvages, and loss settlements) relating to this Contract will be transmitted to the Company or the Reinsurers through the Intermediary. Payments by the Company to the Intermediary will be deemed payment to the Reinsurers. Payments by the Reinsurers to the Intermediary will be deemed payment to the Company only to the extent that such payments are actually received by the Company.

Article 26 - Sanctions

Neither the Company nor the Reinsurers will be liable for premium or loss under this Contract if it would result in a violation of any mandatory sanction, prohibition or restriction under economic sanctions of the United States of America that are applicable to either party.

Article 27 - Special Acceptance

The Company may submit in writing to the Lead Reinsurer, for special acceptance hereunder, changes to any risk, including but not limited to any change in the cession basis covered by this Contract.  If said change is accepted in writing by the Lead Reinsurer, it will be subject to the terms of this Contract, except as such terms are modified by such acceptance. Further, should reinsurers become a party to this Contract subsequent to the acceptance of any modified risk covered hereunder, they will automatically accept same as being a part of this Contract.

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Exhibit A Quota Share

Limit of Liability

As respects Business Travel Accident, the Company will cede to the Reinsurers, and the Reinsurers will accept, a 33.33333% quota share participation.  The limit of liability to the Reinsurers for loss will not exceed $250,000 (33.33333% of $750,000) each person, each policy, plus their proportionate share of loss expense (payable whether or not the Company has paid or has become liable to pay any loss under its policy), subject to an aggregate limit of $5,000,000 (33.33333% of $15,000,000) each accident, each policy, plus their proportionate share of any loss expense (payable whether or not the Company has paid or has become liable to pay any loss under its policy).  Should any loss involve this Exhibit A, the obligation of the Reinsurers will be reinstated immediately and automatically as to any subsequent loss for the full amount of reinsurance as set forth above.

Reinsurance Premium and Ceding Commission

A
The Company will cede to the Reinsurers their proportionate share of the gross earned premium on all policies in force as of 12:01 a.m. local standard time on May 1, 2015, or written with effective dates during the term of this Contract, less the premium for reinsurance that inures to the benefit of this Contract, and less the ceding commission set forth below.

B.
"Gross earned premium" as used in this Contract will mean the gross earned premium of the Company for the classes of business reinsured hereunder as specified in the Coverage Article including any allocated premium as determined by the Company.  Gross earned premium for this Exhibit A will not include amounts paid to reinsurers for risks ceded under Exhibits B, C, D, E, F and/or G and will not include premium for inuring facultative reinsurance.

C.
The Reinsurers will allow the Company a flat ceding commission of up to 20.0% on the gross earned premium ceded.  The commission will include premium taxes of all kinds (with the exception of Federal Excise Tax, if applicable), local board assessments, and all other expenses and charges whatsoever based on the premium for business ceded under this Exhibit A

Reports and Remittances

Within 30 days after the close of each quarter, the Company will furnish the Reinsurers with a report consistent with the sample Cession Statement attached to this Contract as Attachment A The report will summarize the gross net earned premium received by the Company, premium ceded less return premium and commission, reinsurance cost, losses paid, loss expense paid, monies recovered, the net balance due either party and such other information as may be required by the Reinsurers for completion of their NAIC interim and/or annual statements. The net balance will be paid within 15 days of the report being sent.

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Settlements

A
The Company will have the right to settle all claims under its policies. When so requested, however, the Company will afford the Reinsurers, at the Reinsurers' own expense, an opportunity to be associated with the Company in the defense of any claim, suit, or proceeding involving this Exhibit A, and the Company and the Reinsurers will cooperate in every respect in such defense.  All settlements, provided they are within the terms of this Exhibit A, will be binding upon the Reinsurers in proportion to their participation in this Exhibit A

B.
In the event of a claim involving a Business Travel Accident policy and an Accidental Death and Dismemberment policy, the Business Travel Accident policy will be used first to satisfy the retention under the Company's Accidental Death and Dismemberment Excess of Loss Reinsurance Contract 15\AQUA0004.

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Exhibit 8

Per Person Excess Of Loss

Retention and Limit

A       Section A- Business Travel Accident

As respects Business Travel Accident, no claim will be made hereunder unless the Company has first sustained a loss of $2,000,000 each person, each policy.  The Reinsurers will then indemnify the Company for the amount of loss in excess of $2,000,000 each person, each policy.  The limit of liability to the Reinsurers will not exceed $3,000,000 eachperson, each policy, plus their proportionate share of loss expense.

    B       Section B -Accidental Death and Dismemberment

As respects all Accidental Death and Dismemberment benefits, no claim will be made hereunder unless the Company has first sustained a loss of $6,000,000 each person, regardless of the number of policies covering such person issued by the Company.  The Reinsurers will then indemnify the Company for the amount of loss in excess of $6,000,000 each person, regardless of the number of policies covering such person issued by the Company.  The limit of liability to the Reinsurers will not exceed $4,000,000 each person, regardless of the number of policies covering such person issued by the Company, plus their proportionate share of loss expense.

    C.       Sections A and B
 Should any loss involve the reinsurance under sections A and B of this Exhibit B, the obligation of the Reinsurers will be reinstated immediately and automatically as to any subsequent loss for the full amount of reinsurance as set forth above.

Reinsurance Premium

A       Section A- Business Travel Accident

Unless otherwise agreed by the Lead Reinsurer, the Company will pay reinsurance premium under Section A of this Exhibit Bin the amount of $0.50 per each $1,000 of limits as respects Business Travel Accident coverage and $0.75 per each $1,000 of limits as respects

Business and Pleasure Travel coverage (both coverages subject to an age 70 restriction).

B.Section B - Accidental Death and Dismemberment

For the term of this Contract, there will be a minimum and deposit premium hereon of  $75,000, payable in equal quarterly installments of $18,750 on May 1, 2015, August 1, 2015, November 1, 2015, and February 1, 2016.  Within 90 days following Contract expiration, the Company will adjust the minimum and deposit premium against a rate of $0.125 per $1,000 of the total sums insured during the term of this Contract.

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   UMR                                                                                                                 B110815AQUA1007                                                    1108 ABR

Reports and Remittances

Within 30 days following the close of each quarter, the Company will furnish the Reinsurers with a report of reinsurance premium due them for that period.  Such report will show and properly set forth the Company's subject net premium as well as contain such other information as may be required by the Reinsurers for completion of their NAIC interim and/or annual statements.  Any balance shown to be due the Reinsurers, according to the quarterly report, will be remitted within
15 days of the report being sent.

Loss Notices and Settlements

A.
The Company will advise the Reinsurers promptly of all losses that, in the opinion of the Company, may involve the Reinsurers under this Exhibit B and of all subsequent developments pertaining thereto that may materially affect the Reinsurers as well. Inadvertent omission in dispatching the aforementioned notices will in no way affect the obligation of the Reinsurers under this Exhibit B, provided the Company informs the Reinsurers of such omission promptly upon discovery.

B.
The Company will have the right to settle all claims under its policies.  The settlements, provided they are within the terms of this Exhibit B, will be binding on the Reinsurers in proportion to their participation in this Exhibit B. When so requested, however, the Company will afford the Reinsurers, at the Reinsurers' own expense, an opportunity to be associated with the Company in the defense of any claim, suit, or proceeding involving this Contract, and the Company and the Reinsurers will cooperate in every respect in such defense. Amounts due the Company hereunder in the settlement of loss and loss expense will be payable by the Reinsurers immediately upon being furnished by the Company with reasonable evidence of the amount paid or to be paid in excess of the Company's retention as set forth in the Retention and Limit section of this Exhibit B.

C.       In the event of a loss involving this Exhibit B, the loss will be recovered as follows:

1.      From this Exhibit B (Per Person Excess of Loss), and then

       2.      From Exhibit C (Business Travel Accident Per Policy Aggregate Excess of Loss), and/or from Exhibit G (Accidental Death and Dismemberment Per Policy Aggregate Excess of Loss), and then

       3.      The Company's Accidental Death and Dismemberment Excess of Loss Reinsurance Contract 15\AQUA0004, and then

       4.       From Exhibit A (Quota Share).

Note: The amount reimbursed under Exhibit C will, for the purposes of determining the remaining per person amounts, be allocated to each per person loss in the proportion of:  a) the remaining amount of each per person loss after reimbursement for that per person loss from this Exhibit B; to b) the total amount from all per person losses remaining after reimbursement from this Exhibit B.

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   UMR                                                                                                                B110815AQUA1007                                                    1108 ABR

Exhibit C Business Travel Accident
Per Policy Aggregate Excess of Loss

Retention and Limit

As respects Business Travel Accident, no claim will be made hereunder unless the Company has first sustained a loss of $15,000,000 or as otherwise declared by the Company, each accident, each policy.  The Reinsurers will then indemnify the Company for the amount of loss in excess of

$15,000,000 or as otherwise declared, each accident, each policy.  The limit of liability to the Reinsurers will not exceed $55,000,000, each accident, each policy, plus their proportionate share of loss expense.  Should any loss involve the reinsurance under this Exhibit C, the obligation of the Reinsurers will be reinstated immediately and automatically as to any subsequent loss for the full amount of reinsurance as set forth above.

Reinsurance Premium

Unless otherwise agreed by the Lead Reinsurer, the Company will pay reinsurance premium under this Exhibit C in the following amounts:

    A.    As respects Business Travel Accident (no on premises) coverage: $0.20 per each $1,000 of limits.

B.       As respects Business Travel Accident (with on premises) or Business and Pleasure Travel:

1.      $0.20 per each $1,000 of limits for rural locations;

2.   $0.30 per each $1,000 of limits for suburban to major city (Boston, New York, Philadelphia, Atlanta, Chicago, Dallas, Los Angeles, San Francisco) locations;

       3.      $0.20 per each $1,000 of limits for suburban to non-major city locations;

       4.      $0.40 per $1,000 of limits for major city, other than New York, more than two city blocks away from "landmark" locations;

       5.     $0.50 per $1,000 of limits for major city, other than New York, less than two city blocks away from "landmark" locations;
       6.  $1.00 per $1,000 of limits for New York City downtown below Chamber Street or midtown between 33rd and 59th Streets locations;

       7.    $0.50 per $1,000 of limits for New York City locations other than those described in subparagraph B.6. above;

C.
As respects Corporate Aircraft, the following rates will apply proportionately base.d on the proportional ownership of the Corporate Aircraft by an insured.   All rates apply per $1,000 of limits per seat or applicable aggregates.

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                                                                 Aviation Use

	Aviation Type	Executive Transportation `	Medical - Organ Transport	Medical - Evacuation	Other
Fixed Wing	Multi-Engine Jet	0.50	2.50	3.00	0.75
Fixed Wing	Single-Engine Jet	0.75	3.00	3.50	1.00
Fixed Wing	Prop Engine & Other Fixed Wing	2.00	4.00	4.50	3.00
Rotor Wing	Multi-Engine Turbine	3.00	4.50	5.00	3.50
Rotor Wing	Single-Engine Turbine	4.00	5.50	6.00	5.00
Rotor Wing	Reciprocating Rotor Wing	12.00	12.00	12.00	12.00

Reports and Remittances

Within 30 days following the close of each quarter, the Company will furnish the Reinsurers with a report of reinsurance premium due them for that period.  Such report will show and properly set forth the Company's subject net premium as well as contain such other information as may be required by the Reinsurers for completion of their NAIC interim and/or annual statements.  Any balance shown to be due the Reinsurers, according to the quarterly report, will be remitted within 15 days of the report being sent.

Loss Notices and Settlements

A.
The Company will advise the Reinsurers promptly of all losses that, in the opinion of the Company, may involve the Reinsurers under this Exhibit C and of all subsequent developments pertaining thereto that may materially affect the Reinsurers as well. Inadvertent omission in dispatching the aforementioned notices will in no way affect the obligation of the Reinsurers under this Exhibit C, provided the Company informs the Reinsurers of such omission promptly upon discovery.

B.
The Company will have the right to settle all claims under its policies.  The settlements, provided they are within the terms of this Exhibit C, will be binding on the Reinsurers in proportion to their participation in this Exhibit C.  When so requested, however, the Company will afford the Reinsurers, at the Reinsurers' own expense, an opportunity to be associated with the Company in the defense of any claim, suit, or proceeding involving this Contract, and the Company and the Reinsurers will cooperate in every respect in such defense. Amounts due the Company hereunder in the settlement of loss and loss expense will be payable by the Reinsurers immediately upon being furnished by the Company with reasonable evidence of the amount paid or to be paid in excess of the Company's retention as set forth in the Retention and Limit section of this Exhibit C.

C.       In the event of a loss involving this Exhibit C, the loss will be recovered as follows:

1.	From this Exhibit C (Business Travel Accident Per Policy Aggregate Excess of Loss), and then

1.   From this Exhibit C (Business Travel Accident Per Policy Aggregate Excess of Loss), and then

2.      The Company's Accidental Death and Dismemberment Excess of Loss Reinsurance Contract 15\AQUA0004, and then

       3.      From Exhibit A (Quota Share).

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Note: The amount reimbursed under this Exhibit C will, for the purposes of determining the remaining per person amounts, be allocated to each per person loss in the proportion of:  a) the remaining amount of each per person loss after reimbursement for that per person loss from Exhibit B; to b) the total amount from all per person losses remaining after reimbursement from Exhibit B.

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   UMR                                                                                                                 B110815AQUA1007                                                    1108 ABR

Exhibit D War Risk

Limit of Liability

The Company will cede to the Reinsurers, and the Reinsurers will accept, up to a 100% quota share participation in respect to the original limits for War Risk, as respects the policies set forth in the Coverage Article of this Contract.  The limit of liability to the Reinsurers for loss will not exceed $5,000,000 (100% of $5,000,000) each person, each policy, plus their proportionate share of loss expense (payable whether or not the Company has paid or has become liable to pay any loss under its policy) subject to an aggregate limit of $50,000,000 (100% of $50,000,000) each accident, each policy, plus their proportionate share of any loss expense (payable whether or not the Company has paid or has become liable to pay any loss under its policy).  Should any loss involve this Exhibit D, the obligation of the Reinsurers will be reinstated immediately and automatically as to any subsequent loss for the full amount of reinsurance as set forth above.

Reinsurance Premium

The Company will cede to the Reinsurers their proportionate share of the premium quoted by the Lead Reinsurer and accepted by the Company.

Reports and Remittances

Within 30 days after the close of each quarter, the Company will furnish the Reinsurers with a report consistent with the sample Cession Statement attached to this Contract as Attachment A The report will summarize the gross written premium received by the Company, premium ceded less return premium, reinsurance cost, losses paid, loss expense paid, monies recovered, the net balance due either party and such other information as may be required by the Reinsurers for completion of their NAIC interim and/or annual statements.  The net balance will be paid within 15 days of the report being sent.

Settlements

The Company will have the right to settle all claims under its policies.  When so requested, however, the Company will afford the Reinsurers, at the Reinsurers' own expense, an opportunity to be associated with the Company in the defense of any claim, suit, or proceeding involving this Exhibit D, and the Company and the Reinsurers will cooperate in every respect in such defense. All settlements, provided they are within the terms of this Exhibit D, will be binding upon the Reinsurers in proportion to their participation in this Exhibit D.

Risk Details

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   UMR                                                                                                                 B110815AOUA1007                                                       1108 ABR

Exhibit E

Known Concentrations

Limit of Liability

The Company will cede to the Reinsurers, and the Reinsurers will accept, up to a 100% quota share participation in respect to the original limits for Known Concentrations, as set forth in the Coverage Article of this Contract.  The limit of liability to the Reinsurers for loss will not exceed $5,000,000 (100% of $5,000,000) each person, each policy, plus their proportionate share of loss expense (payable whether or not the Company has paid or has become liable to pay any loss under its policy), subject to an aggregate limit of $50,000,000 (100% of $50,000,000) each accident, each policy, plus their proportionate share of any loss expense (payable whether or not the Company has paid or has become liable to pay any loss under its policy). Should any loss involve this Exhibit E, the obligation of the Reinsurers will be reinstated immediately and automatically as to any subsequent loss for the full amount of reinsurance as set forth above.

Reinsurance Premium

The Company will cede to the Reinsurers their proportionate share of the premium quoted by the Lead Reinsurer and accepted by the Company.

Reports and Remittances

Within 30 days after the close of each quarter, the Company will furnish the Reinsurers with a report consistent with the sample Cession Statement attached to this Contract as Attachment A. The report will summarize the gross written premium received by the Company, premium ceded less return premium, reinsurance cost, losses paid, loss expense paid, monies recovered, the net balance due either party and such other information as may be required by the Reinsurers for completion of their NAIC interim and/or annual statements.  The net balance will be paid within 15 days of the report being sent.

Settlements

A.
The Company will have the right to settle all claims under its policies.  When so requested, however, the Company will afford the Reinsurers, at the Reinsurers' own expense, an opportunity to be associated with the Company in the defense of any claim, suit, or proceeding involving this Exhibit E, and the Company and the Reinsurers will cooperate in every respect in such defense.  All settlements, provided they are within the terms of this Exhibit E, will be binding upon the Reinsurers in proportion to their participation in this Exhibit E.

B.       In the event of a loss involving this Exhibit E, the loss will be recovered as follows:

1.      From this Exhibit E, and then

2.       From Exhibit B (Per Person Excess of Loss), and then

       3.    From Exhibit C (Business Travel Accident Per Policy Aggregate Excess of Loss), and then

Risk Details

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   UMR                                                                                                                B110815AQUA1007                                                        1108 ABR

4.      The Company's Accidental Death and Dismemberment Excess of Loss Reinsurance Contract 15\AQUA0004, and then

5.      From Exhibit A (Quota Share).

Note: The amount reimbursed under Exhibit C of this Contract will, for the purposes of determining the remaining per person amounts, be allocated to each per person loss in the proportion of:  a) the remaining amount of each per person loss after reimbursement for that per person loss from Exhibit B; to b) the total amount from all per person losses remaining after reimbursement from both Exhibit B.

Risk Details
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       UMR                                                                                                                 B110815AQUA1007                                                    1108 ABR

Exhibit F Unusual Risks

Limit of Liability

The Company will cede to the Reinsurers, and the Reinsurers will accept, up to a 100% quota share participation in respect to the original limits for Unusual Risks, as set forth in the Coverage Article of this Contract.  The limit of liability to the Reinsurers for loss will not exceed $5,000,000 (100% of $5,000,000) each person, each policy, plus their proportionate share of loss expense (payable whether or not the Company has paid or has become liable to pay any loss under its policy), subject to an aggregate limit of $50,000,000 (100% of $50,000,000) each accident, each policy, plus their proportionate share of any loss expense (payable whether or not the Company has paid or has become liable to pay any loss under its policy). Should any loss involve this Exhibit F, the obligation of the Reinsurers will be reinstated immediately and automatically as to any subsequent loss for the full amount of reinsurance as set forth above.

Reinsurance Premium

The Company will cede to the Reinsurers their proportionate share of the premium quoted by the

Lead Reinsurer and accepted by the Company.

Reports and Remittances

Within 30 days after the close of each quarter, the Company will furnish the Reinsurers with a report consistent with the sample Cession Statement attached to this Contract as Attachment A The report will summarize the gross written premium received by the Company, premium ceded less return premium, reinsurance cost, losses paid, loss expense paid, monies recovered, the net balance due either party and such other information as may be required by the Reinsurers for completion of their NAIC interim and/or annual statements.  The net balance will be paid within 15 days of the report being sent.

Settlements

A
The Company will have the right to settle all claims under its policies.  When so requested, however, the Company will afford the Reinsurers, at the Reinsurers' own expense, an opportunity to be associated with the Company in the defense of any claim, suit, or proceeding involving this Exhibit F, and the Company and the Reinsurers will cooperate in every respect in such defense.  All settlements, provided they are within the terms of this Exhibit F, will be binding upon the Reinsurers in proportion to their participation in this Exhibit F.

B.       In the event of a loss involving this Exhibit F, the loss will be recovered as follows:

1.      From this Exhibit F

2.       From Exhibit B (Per Person Excess of Loss), and then

       3.  From Exhibit C (Business Travel Accident Per Policy Aggregate Excess of Loss), and then

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   UMR                                                                                                                B110815AQUA1007                                                    1108 ABR

4.      The Company's Accidental Death and Dismemberment Excess of Loss Reinsurance Contract 151AQUA0004, and then

5.      From Exhibit A (Quota Share).

Note: The amount reimbursed under Exhibit C will, for the purposes of determining the remaining per person amounts, be allocated to each per person loss in the proportion of: a) the remaining amount of each per person loss after reimbursement for that per person loss from Exhibit B; to b) the total amount from all per person losses remaining after reimbursement from Exhibit B.

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   UMR                                                                                                                B110815AQUA1007                                            1108 ABR

Exhibit G

Accidental Death and Dismemberment
Per Policy Aggregate Excess of Loss

Retention and Limit

As respects Accidental Death and Dismemberment with the perils of Aviation and/or War Risk, no claim will be made hereunder unless the Company has first sustained a loss of $5,000,000 or as otherwise declared by the Company, each accident, each policy.  The Reinsurers will then indemnify the Company for the amount of loss in excess of $5,000,000 or as otherw·;se declared, each accident, each policy.  The limit of liability to the Reinsurers will not exceed $25,000,000, each accident, each policy, plus their proportionate share of loss expense.  Should any loss involve the reinsurance under this Exhibit G, the obligation of the Reinsurers will be reinstated immediately and automatically as to any subsequent loss for the full amount of reinsurance as set forth above.

Reinsurance Premium

The Company will pay reinsurance premium under this Exhibit G in the amount quoted by the Lead Reinsurer and accepted by the Company.

Reports and Remittances

Within 30 days following the close of each quarter, the Company will furnish the Reinsurers with a report of reinsurance premium due them for that period.  Such report will show and properly set forth the Company's subject net premium as well as contain such other information as may be required by the Reinsurers for completion of their NAIC interim and/or annual statements.  Any balance shown to be due the Reinsurers, according to the quarterly report, will be remitted within 15 days of the report being sent.

Loss Notices and Settlements

A
The Company will advise the Reinsurers promptly of all losses that, in the opinion of the Company, may involve the Reinsurers under this Exhibit G and of all subsequent developments pertaining thereto that may materially affect the Reinsurers as well. Inadvertent omission in dispatching the aforementioned notices will in no way affect the obligation of the Reinsurers under this Exhibit G, provided the Company informs the Reinsurers of such omission promptly upon discovery.

B.
The Company will have the right to settle all claims under its policies.  The settlements, provided they are within the terms of this Exhibit G, will be binding on the Reinsurers in proportion to their participation in this Exhibit G. When so requested, however, the Company will afford the Reinsurers, at the Reinsurers' own expense, an opportunity to be associated with the Company in the defense of any claim, suit, or proceeding involving this Contract, and the Company and the Reinsurers will cooperate in every respect in such defense.  Amounts due the Company hereunder in the settlement of loss and loss expense will be payable by the Reinsurers immediately upon being furnished by the Company with reasonable evidence of the amount paid or to be paid in excess of the Company's retention as set forth in the Retention and Limit section of this Exhibit G.

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   UMR                                                                                                                B110815AQUA1007                                          1108 ABR

C.  In the event of a loss involving this Exhibit G, the loss will be recovered as follows:

1.      From this Exhibit G (Accidental Death and Dismemberment Per Policy Aggregate Excess of Loss), and then

2.      The Company's Accidental Death and Dismemberment Excess of Loss Reinsurance Contract 151AQUA0004.

Note:  The amount reimbursed under this Exhibit G will, for the purposes of determining the remaining per person amounts, be allocated to each per person loss in the proportion of:  a) the remaining amount of each per person loss after reimbursement for that per person loss from Exhibit B; to b) the total amount from all per person losses remaining after reimbursement from Exhibit B.

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   UMR                                                                                                                B110815AQUA1007                                         1108 ABR

The Prudential Insurance Company of America

Business Travel Accident Special Risk Reinsurance Contract 15\AQUA1007

Cession Statement as of [dateJ

Attachment A

Period Effective [date] – [date]
Exhibit A	Month 1	Month 2	Month 3	Total
Premium:
Gross earned premium	$	$	$	$
Less federal excise tax, if applicable	$	$	$	$
Less inuring treaty reinsurance (current rate times NEP)*100%	$	$	$	$
Less inuring facultative reinsurance (100()/o), as listed below:
a)	$	$	$	$
b)	$	$	$	$
c)	$	$	$
Less reinsurance premium from Exhibits B, C, 0, E, F and G	$	$	$	$

Total Exhibit A gross earned premium Less Ceding Commission (up to %)	$	$	$	$
Balance
Quota Share Premium at 33.33333%	$	$	$	$

Loss & Loss Expense:
Total Paid:	$	$	$	$
Total Outstanding:	$	$	$	$
Total Recoveries:	$	$	$	$
Total Incurred:	$	$	$	$

Quota Share Premium	$	$	$	$
Less Total Paid at 33.33333%	$	$	$	$
Less Total Recoveries at 33.33333%	$	$	$	$
Exhibit A- Net Amount to be Remitted/(Remitted)	$	$	$	$

Risk Details

                                                 31 of 46                     GT 2910412015

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   UMR                                                                                                                B110815AQUA1007                                            1108 ABR

Period Effective [date] – [date]
Exhibit B: Section A only
Net written premium (100%) for accounts as listed below:				$
Exhibit B: Section B only				$
$
Premium:				$
Minimum and deposit premium payable in equal quarterly installments of $______ on May 1, 2015, August 1, 2015, November 1, 2015 and February 1, 2016	$	$	$
Total Outstanding:	$	$	$	$
Total Recoveries:	$	$	$
Total Incurred:	$	$	$

Exhibit B – Net Amount To Be Remitted/Remitted	$	$	$	Total

Period Effective [date] – [date]
Exhibit C	Month 1	Month 2	Month 3	$
$
Premium:				$
Net written premium (100%) for accounts listed below:
a)	$	$		$
b)	$	$	$	$
c)	$	$	$	$
$
Loss & Loss Expense:				$
Total Paid:	$	$	$
Total Outstanding:	$	$	$	$
Total Recoveries:	$	$	$
Total Incurred:	$	$	$
Total
Exhibit C – Net Amount to be Remitted/(Remitted)	$	$	$

                                                 32 of 46                     GT 2910412015

   UMR                                                                                                                B110815AQUA1007                                            1108 ABR

Period Effective [date] – [date]
Exhibit D	Month 1	Month 2	Month 3	$
$
Premium:				$
Gross written premium (100%) for accounts listed below:
a)	$	$		$
b)	$	$		$
c)	$	$	$	$

Total Exhibit D gross written premium
Balance				$
Quota Share Premium at 100%	$	$	$	$
$
Loss & Loss Expense:				$
Total Paid:	$	$	$
Total Outstanding:	$	$	$	$
Total Recoveries:	$	$	$	$
Total Incurred:	$	$	$	$

Quota Share Premium	$	$	$	$
Less Total Paid at up to 100%	$	$	Total	$
Less Total Recoveries at up to 100%	$	$		$

Exhibit D – Net Amount to be Remitted/(Remitted)	$	$	$

Exhibit E	Month 1	Month 2	Month 3
$
$
Premium:				$
Gross written premium (100%) for accounts listed below:
a)	$	$		$
b)	$	$		$
c)	$	$	$	$
                                                 33 of 46                     GT 2910412015

Total Exhibit E gross written premium
Balance				$
Quota Share Premium at 100%	$	$	$	$
$
Loss & Loss Expense:				$
Total Paid:	$	$	$
Total Outstanding:	$	$	$	$
Total Recoveries:	$	$	$	$
Total Incurred:	$	$	$	$

Quota Share Premium	$	$	$	$
Less Total Paid at up to 100%	$	$		$
Less Total Recoveries at up to 100%	$	$		$
Total
Exhibit E – Net Amount to be Remitted/(Remitted)	$	$	$

Exhibit F	Month 1	Month 2	Month 3	$
$
Premium:				$
Gross written premium (up to 100%) for accounts listed below:	$
a)	$	$ $ $	$ $	$
b)	$$ $	$		$
c)	$	$	$	$
$ $
Total Exhibit F gross written premium
Balance				$
Quota Share Premium at 100%	$	$	$	$
$
Loss & Loss Expense:				$
Total Paid:	$	$	$
Total Outstanding:	$	$	$	$

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                                               AON
UMR           B110815AQUA1007                                                                                  1108 ABR

Total Recoveries:	$	$	$	$
Total Incurred:	$	$	$	$

Quota Share Premium	$	$	$	$
Less Total Paid at up to 100%	$	$		$
Less Total Recoveries at up to 100%	$	$	$	$

Exhibit F – Net Amount to be Remitted/(Remitted)	$	$	$

Period Effective [date] – [date]
Exhibit G	Month 1	Month 2	Month 3	$
$
Premium:				$
Net written premium (100%) for accounts listed below:
a)	$	$		$
b)	$	$	$	$
c)	$	$	$	$
$
Loss & Loss Expense:				$
Total Paid:	$	$	$
Total Outstanding:	$	$	$	$
Total Recoveries:	$	$	$
Total Incurred:	$	$	$
Total
Exhibit G – Net Amount to be Remitted/(Remitted)	$	$	$

Total Net Amount to be Remitted/(Remitted) - Exhibits A, B, C, D, E, F and G	$	$	$

                                                   35 of 46

  UMR             B110815AQUA1007                                                                        AON

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Attachment B SRF Reinsurance Agreement Section Referenced

Policyholder name	• []

Client background information	• []

Renewal / new business	• []

Expiring terms	• []

Binding dates	• []

Effective dates	• []

Narrative (duties performed etc.)	• []

Insured occupations	• []

Coverage provided (eg. AD&D, BTA, incl. ground risk)	• []

Risk location(s)	• []

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   UMR B110815AQUA1007

SRF Reinsurance Agreement Section Referenced

Aircraft(s) used and flight hours	• []

Aggregate limit	• []

Max any one person	• []

Average any one person	• []

Claims history	• []

Underwriting assumptions	• []

Suggested rate	• []

Additional information	• []

Quoting deadline	• []

Estimated annual premium due to SRF	• []

Additional comments	• []

Risk Details
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   UMR B110815AQUA1007                                                             1108 ABR

Subscription Agreement

Slip Leader          RJK 510

Bureau Leader           Not applicable

Basis of Agreement
to Contract Changes    Amendments or changes to this Contract shall be made in accordance  with the Amendments Condition contained in the Risk Details.

               In circumstances where the Reinsurer at any time has the ability to send and receive Association  for Cooperative Operations Research and                 Development  (ACORD) messages:

1.	the Intermediary shall have the option to submit any request for the proposed Contract amendments or changes via an 'ACORD message' or using an ACORD enabled electronic trading platform;

2.
whilst the parties may negotiate and agree any Contract amendments or changes in any legally effective manner, each relevant Reinsurer agrees to respond via an appropriate 'ACORD message' or using an ACORD enabled electronic trading platform, if the submission from the Intermediary  has been effected in that manner.

When details of agreed endorsements  are required to be provided to following Reinsurer(s)  a Broker visit, facsimile, letter, e-mail, ACORD message, ACORD enabled electronic trading platform or other electronic means will be used by the Intermediary.

Reinsurers subject to the GUA:
All Reinsurers, except any listed under "Agreement Parties for
Contract Changes, for their proportion only":

The agreement  process is in accordance with the General Underwriters

Agreement (GUA) (Version 2.0) February 2014, as follows:

Excess of Loss and Treaty Reinsurance Schedule (October 2002), Part 1 changes to be agreed by Slip Leader only on behalf of all other Reinsurers  within the GUA.
Part 2 changes to be agreed by the Slip Leader and Agreement Parties only on behalf of all Reinsurers within the GUA.
Part 3 changes to be agreed by all Reinsurers within the GUA.

Reinsurers not subject to the GUA:

Each Reinsurer  to agree all amendments and alterations, other than for Special Acceptances and Slip Leader provisions,  which shall be handled in accordance  with the provisions  of the Special Acceptance  section of Risk Details or any provision that is specifically written as Slip Leader only.

Other Agreement
Parties for Contract
Changes for  Part 2
GUA Changes only          Part 2 changes  to be agreed by Slip Leader only.
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   UMR         B110815AQUA1007                                                                                                                                                                                                                                                   1108 ABR

Agreement Parties for
  Contract Changes
  For their proportion only

Basis of Claims
Agreement                                  Lloyd's

In accordance with the Lloyd's Claims Scheme (Combined) or as amended or any successor thereto.

Lloyd's Reinsurers agree to waive the Xchanging Ins-sure Services (XIS)

settlement delay procedures  in respect of first advice and settlement.

XIS member Reinsurers

In accordance with IUA Claims Agreement Practices.

Other Reinsurers

All other Reinsurers to agree claims for their own proportion only and subject to their own claims agreement practices.

Claims Agreement
Parties                                  Lloyd's

The Leading Lloyd's Syndicate and, where required by the applicable Lloyd's Claims Scheme, the second Lloyd's Syndicate and/or Scheme Service Provider.
The second Lloyd's Syndicate is AFB 3623

XIS member Reinsurers
               All XIS Company Reinsurers subscribing  to this Contract.

Other Reinsurers

All other Reinsurers  subscribing  to this Contract (by correspondence).

Claims Administration  Lloyd's and XIS member Reinsurers

The Intermediary  and Lloyd's and XIS member Reinsurers agree that any claims hereunder (including  any claims related costs/fees) will be notified and administered  via Electronic Claims File (ECF) with any payment(s) processed via Claims Loss Advice and Settlement System (CLASS), unless both parties agree to do otherwise.

Other Reinsurers

All non bureau Reinsurers  to be agreed directly.

Rules and Extent
of any other Delegated
Claims Authority                                  None.

Settlement Due Date                                 1st August 2015

Instalment Premium
Period of Credit                                  30 days

Adjustment Premium
Period of Credit                                  90 days

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   UMR                     B110815AQUA1007                                                             1108 ABR

Bureaux

Arrangements                                  Lloyd's and XIS member Reinsurers

Where possible the Intermediary will submit De-linked accounts to Xchanging Ins-sure Services. Premium payment requirements deemed met if accounts are correctly released for settlement to Xchanging Ins-sure Services in line with bureau procedures on or before settlement due date.

XIS are authorised to take down amounts on a balance of account basis by

Treaty Statement without initialment of Underwriters.

If applicable, the following Premium Processing Clause LSW 3003 shall apply:

PREMIUM PROCESSING  CLAUSE

Where the premium is to be paid through Xchanging Ins-sure Services (XIS), payment to (Re)lnsurers will be deemed to occur on the day that a delinked premium is released for settlement by the Appointed Broker or in the case of non-delinked  premiums,  on the day that the error-free Premium Advice Note (PAN) is submitted to XIS.

Where premiums are to be paid by instalments  under the Deferred Account Scheme, and the Appointed Broker does not receive the premium in time to comply with the agreed settlement date for the second or subsequent instalment, the Appointed Broker, if electing to suspend the automatic debiting of the relevant deferred instalment,  shall advise the Slip Leader in writing and instruct XIS accordingly.  XIS shall then notify (Re)lnsurers. Payment to any entity within the same group of companies as the Appointed Broker will be deemed to be payment to the Appointed Broker.

Nothing in this clause shall be construed to override the terms of any Premium Payment Warranty or Clause or any Termination or Cancellation provision contained in this contract. Furthermore,  any amendment to the Settlement Due Date of a premium instalment as a result of the operation of this Premium Processing Clause shall not amend the date that such instalment is deemed to be due for the purposes of such Premium Payment Warranty or Clause or Termination or Cancellation provision unless (Re)lnsurers expressly agree otherwise.

Appointed Broker  :  Aon UK Limited trading as Aon Benfield

14/12/09

LSW3003

Where a premium payment warranty date, premium payment condition date or settlement due date falls on either a weekend or public holiday in the United Kingdom or at either the originating or intermediate  source of payment, presentation  to the appropriate  Lloyd's or XIS signing bureau or Reinsurers on the next or additional working day subsequent  thereto shall be deemed to achieve compliance  with the due date in question.

Non Bureaux
    Arrangements                                  None.

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   UMR   B110815AQUA1007                                                                                                                                                                                                                                                 1108 ABR

Information

2015 renewal presentation seen.

/s/ _____________________________

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                                                                            1108 ABR

   UMR                   B110815AQUA1007

Fiscal and Regulatory

Tax Payable By
   Reinsurer(s)              1% FET for non exempt Reinsurers

  Country of Origin             USA

  Overseas Broker      Aon Benfield
              One Seaport Plaza
           199 Water Street
                New York
                New York 10038

  Surplus Line Broker     Not applicable

State of Filing       Not applicable

US Classification       US Reinsurance

NAIC Codes         68241

Allocation of
Premium to Coding     Exhibit A- 100% KG
                Exhibit B - 100% KX
                Exhibit C - 100%  KX
                Exhibit D- 100% KG
                Exhibit E - 100% KG
                Exhibit F - 100% KG
                Exhibit G - 100% KX

Allocation of premium
to year of account      Not Applicable

  Regulatory Client
      Classification       Reinsurance.

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                             UMR           B110815AQUA1007                                                                                                                                                                                                                           1108 ABR

Broker Remuneration and Deductions

Fee Payable
    By Client                                  No.

Brokerage                                  Section A

5.00% brokerage (split 3.33% Aon Benfield NY, 1.67% London)

Sections D,E, and F

7.50% brokerage (split 5% Aon Benfield NY, 2.50% London)

Sections B, C & G

15% brokerage (split 10% Aon Benfield NY, 5% London)

Aon Benfield has disclosed where required the existence and amount of any fee and/or premium commission paid or payable for this placement.

Other Deductions
from Premium                                  None.

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Empower Result

   UMR                     B110815AQUA1007                                                                                                      1108 ABR
Security Details

(Re)insurers
    Liability                                  (Re)insurers liability several and not joint

The liability of a (re)insurer under this contract is several and not joint with other (re)insurers  party to this contract. A (re)insurer is liable only for the proportion of liability it has underwritten. A (re)insurer is not jointly liable for the proportion of liability underwritten by any other (re)insurer.  Nor is a (re)insurer otherwise responsible  for any liability of any other (re)insurer that may underwrite this contract.

The proportion of liability under this contract underwritten by a (re)insurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp. This is subject always to the provision concerning "signing" below.

In the case of a Lloyd's syndicate, each member of the syndicate (rather than the syndicate itself) is a (re)insurer.  Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member's proportion. A member is not jointly liable for any other member's proportion. Nor is any member otherwise responsible for any liability of any other (re)insurer that may underwrite this contract. The business address of each member is Lloyd's, One Lime Street, London EC3M ?HA. The identity of each member of a Lloyd's syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd's, at the above address.

Proportion of liability

Unless there is "signing" (see below), the proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp and is referred to as its "written line".

Where this contract permits, written lines, or certain written lines, may be adjusted ("signed"). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each (re)insurer  (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of a Lloyd's syndicate taken together) is referred to as a "signed line". The signed lines shown in the schedule will prevail over the written lines unless a proven error in calculation has occurred.

Although reference is made at various points in this clause to "this contract" in the singular, where the circumstances so require this should be read as a reference to contracts in the plural.

LMA3333

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UMR           B110815AQUA1007                                                                                                                                                                                                                                                   1108 ABR

Order Hereon	100%	of Quota Shares in respect of Exhibit A, D, E & F. of whole in respect of Exhibit B, C & G

Basis of
Written Lines                              Percentage of Quota Share in respect of Exhibit A, D, E & F.
              Percentage of whole in respect of Exhibit B, C & G

Signing
Provisions
In the event that the written lines hereon exceed 100% of the order, any lines written "to stand" will be allocated in full and all other lines will be signed down in equal proportions  so that the aggregate signed lines are equal to 100% of the order without further agreement of any of the Reinsurers.

However:

a)	In the event that the placement order is not completed by the commencement date of this Contract then all lines written by that date will be signed in full;

b)
The Reinsured  may elect for the disproportionate  signing of Reinsurers lines, without further specific agreement of Reinsurers, providing that any such variation is made prior to the commencement date of the period of this Contract, and that lines written "to stand" may not be varied without the documented  agreement of those Reinsurers;

c)
The signed lines resulting from the application of the above provisions can be varied, before or after commencement date of the period of this Contract, by the documented agreement of the Reinsured and all

Reinsurers whose lines are to be varied. The variation to this Contract will take effect only when all such Reinsurers have agreed, with the resulting variation in signed lines commencing  from the date set out in that agreement.

The signed line will be entered on the respective Reinsurer signing page by the Intermediary  and shall be notified to the Reinsurer.

Written Lines	In a co-reinsurance placement, following Reinsurers may, but are not obliged to, follow the premium charged by the Slip Leader.

Reinsurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Signing Pages                                  This Contract incorporates  the following:

A Reinsurer signing page, for each Reinsurer participating in this Contract, signature of which binds the Reinsurer and the Reinsured to the terms and conditions of this Contract.

Where the Reinsurer provides acceptance of a share by alternative correspondence, this shall constitute their formal signature until superseded by the signing page

For the purposes of the application of Reinsurer's Liability Clause - LMA3333, each Reinsurer signed line is recorded on the Reinsurer's signing page and not in a separate schedule appended to this Contract.

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                                                                         Empower Results"'

   UMR                                     B110815AQUA1007                                                                                                                                                                                                                 1108 ABR

Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                                             Written Line                                       Signed Line
25%                            22-%
(Entered by the
Intermediary)

Tokio Marine Kiln                                                          KLN
Accident & Health                                                          510
PMBA15GAHM--

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                                                                     1108 ABR
  UMR          B110815AQUA1007

Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                           Written Line            Signed Line

12%	10	% (Entered by the Intermediary)

beazley                                AFB
    3263
P2924L15ANLP
           U/W MJP

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AON
Empower Results

                                               1108 ABR

Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                   Written Line                          Signed Line

6.25% 6.25% (Entered by the Intermediary)

                                                                            SII
          1945
6.25%         ITAC201250
    AAAANNNNNN                                /s/_________________________

30/04/15

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                               Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                   Written Line                          Signed Line

HISCOX SYNDICATE 33                                                                       10.50%                                           8.50%

                                        (Entered by the
                                Intermediary)

HISCOX                                                      HIS
  33
136AO1 50AALP

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[

                                   Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                    Written Line                          Signed Line
                               7.5%        5%

                                           (Entered by the
                                           Intermediary)
/S/ ________________________       29/05/2015

Pembroke                                                      PEM
                4000
62704C15AA
T. A. B. GLOVER & OTHERS

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Empower Results"' UMR B110815AQUA1007 1108ABR
Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                   Written Line                          Signed Line

                               6 ½%                                  5.50%
                                        (Entered by the
                                        Intermediary)

/S/___________________________  29/4/15

ARGOGLOBAL                                                   AMA
1200
2315015AR000
NNNNNNNAANNN

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[                                                                        Empower Results
UMR B110815AQUA1007 1108 ABR
Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                    Written Line                          Signed Line

10%	8% (Entered by the Intermediary)

Syndicate 3000                                                      MKL
      3000

AANNNNANNAAA                                                                           /s/____________________   30/4/15
CB3492A15AAA

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Empower Resultst'
   UMR                                                                        B110815AQUA1007                                                                                                                                                                              1108 ABR

Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                    Written Line                          Signed Line

                       10%                      8%

                                        (Entered by the
                                         Intermediary)

CATLIN
Accident &              2003
Health                      SJC                                /s/______________________  30/4/15

Exhibit A                      ND7000509551
Exhibit B                       ND1000509553
Exhibit C                       ND7000509554
Exhibit D                      ND4000509555
Exhibit E                       ND1000509556
Exhibit F                       ND4000509558
Exhibit G                      ND8000509560

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EmpowerRcsults
   UMR                                                                                                                          B110815AQUA1007 1108 ABR

Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                    Written Line                          Signed Line

                            10%                   5.75%

                                           (Entered by the
                                           Intermediary)

/s/___________________________________  29/05/15

ACAPPELLA  P.A. CONSURTIUM
9938

62705K15AA

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                                                                            Empower Results

   UMR                      B110815AQUA1007                                                                                                                                                                                                                                       1108 ABR

                                  Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                   Written Line                          Signed Line

                            10%                        8%

                                           (Entered by the
                                           Intermediary)

/s/___________  29/4/15

amlin                          AML
2001

KPQ0503215FF
AAANNNNNNNAA

PROPERTY  & CASUALTY

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                                                                           Empower Rcsults
  UMR                    B110815AQUA1007                                                                                                                                                                                                                                                1108 ABR                                                                              ABR

                                     Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                   Written Line                         Signed Line

10%	8%	(Entered by the Intermediary)

10%              /s/_____26/4/15      ARK
             4020

  K0115TA00840

ANNNNAANNN

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Empower Results"'
   UMR                                             B110815AQUA1007                                                                                                                                                                                                                 1108 ABR

Reinsurer Signing Page

The Reinsurer named below hereby agrees to the terms and conditions of this Contract and also allows the Intermediary to subsequently allocate a signed line, which is entered below and shall be separately notified to the Reinsurer.

Reinsurer                                                                                   Written Line                          Signed Line

10%	5%	(Entered by the Intermediary)

]

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